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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                  MAY 24, 1994
                Date of Report (Date of earliest event reported)



                                 PNC BANK CORP.
             (Exact name of registrant as specified in its charter)




        PENNSYLVANIA                     1-9718                   25-1435979
 (State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)



                                 ONE PNC PLAZA
                          FIFTH AVENUE AND WOOD STREET
                        PITTSBURGH, PENNSYLVANIA  15265
              (Address of principal executive offices) (Zip Code)


                                 (412) 762-2666
              (Registrant's telephone number, including area code)


         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

         On November 27, 1992, PNC Bank Corp. ("PNC") and PNC Funding Corp ("PNC Funding"), a wholly-owned subsidiary of PNC, filed a Registration Statement (No. 33-55114) on Form S-3 ("Registration Statement") under the Securities Act of 1933 with the Securities and Exchange Commission ("Commission") pursuant to Rule 415. The Registration Statement related to $1,000,000,000 of Debt Securities to be issued by PNC Funding and guaranteed by PNC or Preferred Stock to be issued by PNC. The Commission declared the Registration Statement effective on February 11, 1993. The Registration Statement provided for the filing of forms of Debt Securities under cover of Current Reports on Form 8-K. A form of Debt Security to be issued under the Registration Statement is filed herewith. A public offering of $200,000,000 of Debt Securities designated 7-3/4% Subordinated Notes Due 2004 is being made pursuant to a prospectus supplement dated May 24, 1994.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

The exhibits listed on the Exhibit Index on page 4 of this Form 8-K are filed herewith.





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SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  PNC BANK CORP.
                                                  (REGISTRANT)



Date:  June 1, 1994                               By  /s/Robert L. Haunschild
                                                      -------------------------
                                                      Robert L. Haunschild
                                                      SENIOR VICE PRESIDENT AND
                                                      CHIEF FINANCIAL OFFICER





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                                 EXHIBIT INDEX



1 Form of Underwriting Agreement dated as of May 24, 1994, among PNC Funding Corp, PNC Bank Corp., and the several underwriters named therein, filed herewith.

4 Form of Debt Security to be issued pursuant to Registration Statement (No. 33-55114) on Form S-3, filed herewith.





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